SECURITIES AND EXCHANGE COMMISSION
	                      Washington, D.C. 20549


                              	FORM 8-K

                          	CURRENT REPORT

               	Pursuant to Section 13 or 15(d) of the
	                 Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  October 14, 1998


                            METRIS COMPANIES INC.
       	(Exact Name of Registrant as Specified in Its Charter)


Delaware                                           41-1849591

(State or Other Jurisdiction    (Commission       (IRS Employer
of Incorporation)               File Number)      Identification No.)



600 South Highway 169, Suite 1800, St. Louis Park MN      55426
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code  (612) 525-5020

                                    N/A
	(Former Name or Former Address, if Changed Since Last Report)




Item 5.  Other Events.

This Report is made to file a Third Quarter 1998
Earnings press release issued by the Registrant on October 14, 1998.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits:

20.1	Press release dated October 14, 1998.


                             	SIGNATURES


      Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                   	METRIS COMPANIES INC.


Date: October 14, 1998	             By:\s\ Z. Jill Barclift
   	                                Name:  Z. Jill Barclift
                                    Title: Vice President, General Counsel



                             	EXHIBIT INDEX


      The following exhibits are filed herewith:


Exhibit No.

20.1		Press release dated October 14, 1998.